PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Sep. 30, 2015
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment [Table Text Block]
Property and equipment consisted of the following:

	As of September 30, 2015	As of September 30, 2014
	US$(’000)	US$(’000)
Buildings and improvements	$14,888	$15,393
Vehicles	335	333
Other equipment and devices	348	376
Total property and equipment	15,571	16,102
Less: accumulated depreciation	(3,676)	(3,212)
Property and equipment, net	$11,895	$12,890